Exhibit 10.23

SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SEVENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Seventh Amendment”) is made and entered into as of August 27, 2010 by and between BRICKMAN DURHAM LLC, a Delaware limited liability company (“Seller”) and HINES GLOBAL REIT PROPERTIES LP, a Delaware limited partnership (“Purchaser”).  Purchaser and Seller are sometimes hereinafter referred to individually as a “Party” or collectively as the “Parties”.

WHEREAS, the Parties have entered into that certain Purchase and Sale Agreement dated effective March 5, 2010 (as amended by that certain First Amendment to Purchase and Sale Agreement dated March 22, 2010, and as further amended by that certain Second Amendment to Purchase and Sale Agreement dated March 24, 2010, and as further amended by that certain Third Amendment to Purchase and Sale Agreement dated March 25, 2010, and as further amended by that certain Fourth Amendment to Purchase and Sale Agreement dated March 26, 2010, and as further amended by that certain Fifth Amendment to Purchase and Sale Agreement dated April 12, 2010, and as further amended by that certain Sixth Amendment to Purchase and Sale Agreement dated April 22, 2010, the "Agreement"); and

WHEREAS, the Parties now wish to further amend the Agreement on the terms and conditions set forth more fully below.

NOW THEREFORE, for good and valuable consideration, the receipt of which is acknowledged by the Parties, Seller and Purchaser hereby amend the Agreement as follows:

1.           The Parties hereby confirm and acknowledge, each for itself, that each is ready, willing and able to close the transactions contemplated under the Agreement, subject only to the conditions set forth in the Agreement.

2.           The Closing shall take place (subject to the conditions set forth in the Agreement) as soon as reasonably practicable, provided however that if Closing has not occurred on or before September 15, 2010, the defined term Closing Date shall mean September 15, 2010.  In no event shall either Purchaser or Seller exercise any right of termination of the Agreement prior to September 16, 2010.

3.           Provided that Closing has not occurred on or before September 3, 2010, then, at Closing, Seller shall pay to Purchaser (in the form of a credit against the Purchase Price) the sum of Three Thousand Four Hundred Thirty One and 75/100 Dollars ($3,431.75) multiplied by the number of successive days beginning September 4, 2010 until the day immediately preceding the Closing Date (the “September Closing Credit”).  Nothing contained herein shall be construed to entitle Purchaser to any September Closing Credit in the event that this Agreement is terminated for any reason.

4.           With respect to that certain Short Form Contract Agreement by and between Seller (by and through its agent, Lincoln Harris) and Brady Services, Inc. made and entered on August 16, 2010 (the "Brady Contract") which will be assigned by Seller and assumed by Purchaser effective as of the Closing Date, Purchaser shall receive a credit against the Purchase Price at Closing in the amount of $34,128.00 (the “Estimate”).  Upon receipt of the final invoice under the Brady Contract, Purchaser shall promptly deliver a copy thereof to Seller.  If the total price of the Brady Contract exceeds the Estimate, Seller shall promptly pay to Purchaser the difference. If the Estimate exceeds the total price of the Brady Contract, Purchaser shall promptly pay to Seller the difference.  Notwithstanding anything in this Section 4 to the contrary, in the event that any costs are incurred under the Brady Contract which are not for recommended repairs to the Building specifically set forth in Section 4.3.2 of the Draft Property Condition Assessment of Hock Plaza prepared by ATC Associates Inc. dated March 16, 2010, Purchaser shall solely bear all such costs. This Section 4 shall survive the Closing.

5.           In the event of any inconsistency between the terms and provisions of this Seventh Amendment and those of the Agreement, the terms and provisions of this Seventh Amendment shall control.

6.           Except as modified by this Seventh Amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed by Seller and Purchaser.

7.           This Seventh Amendment may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the Parties, and all of which shall be construed together as a single instrument.  The Parties executing this Seventh Amendment may sign separate signature pages and it shall not be necessary for all Parties to sign all signature pages, but rather the signature pages may be combined.  Facsimile or .PDF file signatures shall be as binding as original signatures.

(SIGNATURE PAGES FOLLOW)

IN WITNESS WHEREOF, Seller and Purchaser have executed this Seventh Amendment as of August 27, 2010.

SELLER: BRICKMAN DURHAM LLC, a Delaware limited liability company By: Name: Title:

IN WITNESS WHEREOF, Seller and Purchaser have executed this Seventh Amendment as of August 27, 2010.

PURCHASER: HINES GLOBAL REIT PROPERTIES LP, a Delaware limited partnership By: Hines Global REIT, Inc., its general partner By: Name: Title: